BRITISH COLUMBIA
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BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

RON TOWNSHEND
December 13, 2011

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 13, 2011 04:48 PM Pacific Time

Incorporation Number: **BC0256465**

Recognition Date: Incorporated on November 5, 1982

NOTICE OF ARTICLES

Name of Company:

MINCO GOLD CORPORATION

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 2772
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 3P3
CANADA

Delivery Address:
SUITE 2772
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 3P3
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 2772
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 3P3
CANADA

Delivery Address:
SUITE 2772
1055 WEST GEORGIA STREET
VANCOUVER BC V6E 3P3
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
CALLANDER, ROBERT M

Mailing Address:
43 DELHI AVE
NORTH YORK ON M5M3B8

Delivery Address:
43 DELHI AVE
NORTH YORK ON M5M3B8

Last Name, First Name, Middle Name:
CAI, KENNETH Z.

Mailing Address:
#2 # 1863 WESBROOK MALL
VANCOUVER BC V6T 2J7
CANADA

Delivery Address:
#2 # 1863 WESBROOK MALL
VANCOUVER BC V6T 2J7
CANADA

Last Name, First Name, Middle Name:
Doggett, Michael

Mailing Address:
1302 - 1790 BAYSHORE DRIVE
VANCOUVER BC V6G 3G5
CANADA

Delivery Address:
1302 - 1790 BAYSHORE DRIVE
VANCOUVER BC V6G 3G5
CANADA

Last Name, First Name, Middle Name:
Clay, Malcolm

Mailing Address:
502 HADDEN DRIVE
WEST VANCOUVER BC V7S 1G7
CANADA

Delivery Address:
502 HADDEN DRIVE
WEST VANCOUVER BC V7S 1G7
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

July 31, 2007

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached